                              INFORMATION STATEMENT

                                  SCHEDULE 14C
                                 (RULE 14C-101)

                INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

               INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant                       [X]
Filed by Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Information Statement        [ ]  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                             FTS APPAREL, INC.
-------------------------------------------------------------------------------
                 (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

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                                FTS APPAREL, INC.
                              301 Oxford Valley Rd.
                                   Suite 1202
                          Yardley, Pennsylvania 19067
                                 (215) 369-9979
                                ----------------

To Our Stockholders:

     The purpose of this letter is to inform you that we intend to take the following action by written consent of our stockholders:

      (i) To amend our Articles of Incorporation to increase our authorized shares of common stock, par value $.001, from 25,000,000 shares to 100,000,000 shares of common stock, par value, $.001.

     (ii) To amend our Articles of Incorporation to change our name to "THE FTS GROUP, INC."

                      OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized common stock capitalization consisted of 20,000,000 shares of common stock, $.001 par value per share (the "Common Stock"), of which 17,380,240 shares were issued and outstanding as of the Record Date. Holders of a majority of our outstanding common stock owning more than 51% of the outstanding shares of our Common Stock (the "Majority Stockholders"), have executed a written consent in favor of the actions described above. This consent will satisfy the stockholder approval requirement for the proposed action. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on May 15, 2003.

    The Company has asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of the Majority Stockholders satisfies any applicable stockholder voting requirement of the Colorado Law and our Articles of Incorporation and By-Laws, we are not asking for a proxy and you are not requested to send one.

     The accompanying Information Statement is for information purposes only and explains the terms of the amendment to our Amended Articles of Incorporation. Please read the accompanying Information Statement carefully.

                                  By Order of the Board of Directors,


                                        /s/  Scott Gallagher
                                        ----------------------------
                                        Scott Gallagher
                                        Chief Executive Officer

April 14, 2003


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                                FTS APPAREL, INC.
                              301 Oxford Valley Rd.
                                   Suite 1202
                          Yardley, Pennsylvania 19067
                                 (215) 369-9979


                              ---------------------
                              INFORMATION STATEMENT
                              ---------------------

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is being mailed on or about April 26, 2003 to the stockholders of record of FTS APPARELO, INC. (the "Company") at the close of business on March 22, 2003 (the "Record Date"). This Information Statement is being sent to you for information purposes only. No action is requested on your part.

     This Information Statement is being furnished to our stockholders to inform you of the adoption of resolutions by written consent by the holders of a majority of the outstanding shares of our common stock, par value $.001. The resolutions adopted by such holders of a majority of the outstanding Common Stock (the "Majority Stockholders") give us the authority to take the following actions (collectively, the "Stockholder Resolutions"):

      (i) To amend our Articles of Incorporation to increase our authorized shares of common stock, par value $.001, from 25,000,000 shares to 100,000,000 shares of common stock, par value, $.001.

     (ii) To amend our Articles of Incorporation to change our name to "THE FTS GROUP, INC."

     The board of directors of the Company (the "Board of Directors") has adopted resolutions authorizing the Company to amend its Articles of Incorporation to (i) increase our authorized shares of common stock, par value $.001, from 25,000,000 shares to 100,000,000 shares of common stock, par value, $.001 and (ii) to change our name to "THE FTS GROUP, INC."

     The Company will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing.

          PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
                   TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                         OF COMMON STOCK OF THE COMPANY
                                 (ACTION NO. 1)

     The Certificate of Incorporation of the Company currently authorizes the Company to issue 25,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $.01 per share. As of April 14, 2003, the Company had issued and outstanding 17,380,240 shares of its Common Stock, leaving the Company (in the opinion of its Board of Directors) with an insufficient number of shares of Common Stock available for issuance necessary for the Company to efficiently continue or grow its operations. Accordingly, the Board of Directors has adopted and the stockholders have approved, an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue from 25,000,000 shares to 100,000,000 shares.

     The additional shares of Common Stock to be authorized for issuance upon the adoption of such amendment would possess rights identical to the currently authorized Common Stock. The stockholders of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. All voting is on a non-cumulative basis. The stockholders of Common stock do not have any preemptive rights, conversion rights, or applicable redemption or sinking fund provisions. The amendment to authorize the issuance of additional shares of Common Stock will not have any effect on the par value of the Common Stock. Nevertheless, the issuance of such additionally authorized shares of Common Stock would affect the voting rights of the current stockholders of the Company because there would be an increase in the number of outstanding shares entitled to vote on corporate matters, including the election of directors, if and when any such shares of Common Stock are issued in the future.

     If the Board of Directors determines that an issuance of shares of the Company's Common Stock is in the best interest of the Company and the Company's stockholders, the issuance of additional shares could have the effect of diluting the earnings per share or book value per share of the outstanding shares of Common Stock or the stock ownership or voting rights of a stockholder.

     An increase in the number of authorized shares of Common Stock will enable the Company to take advantage of various potential business opportunities through the issuance of the Company's securities, including, without limitation, issuing stock dividends to existing stockholders, providing equity incentives to employees, officers or directors, establishing certain strategic relationships with other companies and expanding the Company's business through certain acquisitions. The Company has no present agreements to acquire any such businesses.

     An increase in the number of authorized shares of Common Stock will also enable the Company to have a sufficient number of shares available for conversion of the Company's outstanding 6% secured convertible debentures. The terms of the debentures provide for full payment on or before February 14, 2007, with interest of 6% per annum, which may be converted at any time at the lesser of (i) 80% of the average of the five lowest closing bid price during the fifteen (15) trading days prior to the conversion date or (ii) 100% of the average of the closing bid prices for the twenty (20) trading days immediately preceding the closing date. The Company intends to register all of the shares underlying such convertible debentures on a registration statement on Form SB-2 to be filed with the Securities and Exchange Commission.

Potential  Anti-takeover  Effects  of  the  Amendment

     The increase in the number of authorized shares of Common Stock and the subsequent issuance of all or a portion of those shares could have the effect of delaying or preventing a change of the Company's control without further action by the stockholders. Subject to applicable law and stock exchange requirements, the Company could issue shares of authorized and unissued Common Stock in one or more transactions that would make a change of control of the Company more difficult and therefore less likely. Any issuance of additional shares could have the effect of diluting the earnings per share and book value per share of the outstanding shares of Common Stock or the stock ownership and voting rights of a person seeking to obtain control of the Company.

     The amendment to the Company's Certificate of Incorporation increasing the Company's authorized shares of Common Stock to 100,000,000 shares will become effective upon the filing of a certificate of amendment relating thereto with the Secretary of State of the State of Colorado, which will occur on or about May 15 22, 2003. Under federal securities laws, the Company cannot file the certificate of amendment until at least 20 days after the mailing of this Information Statement.

          PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
                          TO CHANGE THE COMPANY'S NAME
                                 (ACTION NO. 2)


     The amendment to the Company's Certificate of Incorporation, as amended, will change the Company's name from FTS Apparel, Inc. to The FTS Group, Inc. The Company is changing its name in order to provide a new identity for the Company's operations. Accordingly, the Board of Directors has approved such an amendment to our Articles of Incorporation.

     The currently outstanding stock certificates evidencing shares of our common stock bearing the name "FTS Apparel, Inc. " will continue to be valid and represent shares of our common stock following the name change. In the future, new certificates will be issued bearing our new name, but this will in no way effect the validity of your current stock certificates.


                             ADDITIONAL INFORMATION

     The Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2002 and quarterly report on Form 10-QSB for the quarter ended September 30, 2002 are being delivered to you with this Information Statement. The Company will furnish a copy of any exhibit thereto or other information upon request by a stockholder to the Company's principal offices at FTS APPAREL, INC., Attention: Scott Gallagher, 301 Oxford Valley Rd., Suite 1202, Yardley, Pennsylvania 19067 or call (215) 369-9979.


                          By  Order  of  the  Board  of  Directors,

                          /s/ Scott Gallagher
                          ----------------------------
                            Scott Gallagher

Yardley, Pennsylvania
April 14, 2003

EXHIBIT A



          Certificate of Amendment of the Certificate of Incorporation

                                       Of

                                FTS APPAREL, INC.

                             ______________________


     The undersigned, being all of the directors of FTS APPAREL, INC. (the "Corporation"), a Colorado corporation, hereby certify to the Secretary of State of Colorado that:

     FIRST: The Corporation desires to amend its Articles of Incorporation in accordance with Section 7-110-106 of the Colorado Business Corporation Act, as currently in effect as hereinafter provided.

     SECOND: The provisions set forth in these Articles of Amendment to the Articles of Incorporation amend and supersede the original provisions of the Articles of Incorporation.

     THIRD: The Articles of Incorporation of the Corporation are hereby amended by striking in their entirety Article FIRST, inclusive, and by substituting in lieu thereof the following:

         "FIRST:  The name of the Corporation is THE FTS GROUP, INC."


     FOURTH: The Certificate of Incorporation is hereby amended to increase the aggregate number of shares of COMMON stock which the Corporation shall have the authority to issue.

     FIFTH: To accomplish the amendment relating to the increase in the aggregate number of shares of common stock which the Company shall have authority to issue, from 25,000,000 shares, par value $.001 per share, to 100,000,000 shares, par value $.001, the text of Article Five, Section 1, of the Certificate of Incorporation is hereby amended to read in full as follows:


     "ARTICLE V.  Capital Structure.

          Section 1. Authorized Capital. The total number of shares of all classes which the Corporation shall have authority to issue is 105,000,000 of which 5,000,000 shall be Preferred Shares, par value $.01 per share, and 100,000,000 shall be Common Shares, par value $.001 per share, and the designations, preferences, limitations and relative rights of the shares of each class are as follows: "

     SIXTH: The amendment was unanimously approved by the Board of Directors of the Corporation, pursuant to and in accordance Section 7-108-202 and Section 7-110-103 of the Colorado Business Corporation Act on the 19th day of March, 2003.

     SEVENTH: The amendment was adopted by formal action taken by the majority of the shareholders of the Corporation pursuant to and in accordance with the Colorado Business Corporation Act, and the number of votes cast approving the amendment was sufficient for approval under the provisions of Section 7-110-103 of the Colorado Business Corporation Act.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate this __ day of March, 2003 and affirm that the statements contained herein are true under penalties of perjury.

BOARD  OF  DIRECTORS:


-----------------------
Scott  Gallagher



-----------------------
James  H.  Gilligan



-----------------------
Scott  McBride


-----------------------
David  R.  Rasmussen



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